US.129930434.05 SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT This Second Amendment to Executive Employment Agreement (the “Second Amendment”) is made and entered into effective as of February 1, 2021, by and between Heritage-Crystal Clean, Inc., a Delaware corporation (the “Company”), and Brian J. Recatto (“Executive”). Recitals A. The Company and Executive are parties to that certain Executive Employment Agreement dated as of February 1, 2017 (the “Agreement”), which was subsequently amended by a First Amendment to Executive Employment Agreement, effective February 1, 2017. B. The Company and Executive now desire to amend the Agreement as set forth in this Second Amendment to provide for a new set of incentive compensation provisions. Amendment NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows: 1. Section 4.3 of the Agreement is deleted in its entirety and replaced with the following: 4.3 Equity Compensation (a) On each of December 31, 2021, December 31, 2022, and December 31, 2023, to the extent Executive remains employed by the Company under this Agreement on such date, Executive shall receive a grant of restricted stock as of such date valued at Five Hundred Thousand Dollars ($500,000), with the number of shares of restricted stock constituting such grant determined by applying the average closing price for a share of the Company’s common stock for the 90-day period ending on such date (the “Time-Based Restricted Stock”). Such awards of Time-Based Restricted Stock shall be granted pursuant to and governed by the terms of the 2019 Incentive Plan and an award agreement in a form provided by the Company. The Time-Based Restricted Stock will vest in accordance with the following: (A) If Executive remains employed by the Company under this Agreement through December 31, 2023, all shares of such Time-Based Restricted Stock shall become vested. (B) If Executive is not employed by the Company on December 31, 2023, none of the Time-Based Restricted Stock shall

US.129930434.05 -2- become vested, and Executive shall have no further rights in any shares of such Time-Based Restricted Stock. (C) Notwithstanding the preceding provisions, in the event of a Change in Control (as defined is subsection (b) below) involving the Company, all shares of such Time-Based Restricted Stock awarded up through the date of closing of the Change in Control shall become vested, and no further award of Time-Based Restricted Stock shall be made under this provision. (b) As of February 1, 2021, Executive will receive a one-time award of 500,000 shares of restricted stock, subject to the achievement of performance criteria established by the Compensation Committee of the Board of Directors pursuant to the 2019 Incentive Plan as set forth below (the “Performance-Based Restricted Stock”). The award date for such Performance-Based Restricted Stock will be February 1, 2021 (the “Award Date”). Such award shall be granted pursuant to and governed by the terms of the 2019 Incentive Plan and an award agreement in a form provided by the Company. The shares of Performance- Based Restricted Stock will vest in accordance with the following: (A) On January 31, 2025 (the “Vesting Date”), Executive shall vest in the percentage of shares of such Performance-Based Restricted Stock determined in accordance with (B) below. Except as provided in subsection (C), (D) and (E) below, if Executive is not employed by the Company on the Vesting Date, none of the shares of Performance-Based Restricted Stock shall become vested, and Executive shall have no further rights in any shares of the Performance-Based Restricted Stock. Further, after the Vesting Date (and the application of the provisions in subsections (A) and (B) herein), Executive shall be entitled to no further vesting in the Performance-Based Restricted Stock , and any non-vested shares of Performance-Based Restricted Stock shall be forfeited. (B) If Executive remains employed by the Company through the Vesting Date, then on that date Executive shall become vested in the number of shares of Performance-Based Restricted Stock determined by applying the applicable percentage from the chart below that corresponds to the growth in the share price of the Company’s common stock from the Award Date for the Performance-Based Restricted Stock to the Vesting Date, with the share price as of each such date determined by the average closing price of a share of the Company’s common stock for the 90-day period ending on such date (and with the percentage of shares vesting for share price increases between the designated levels in the chart to be determined using linear interpolation):

US.129930434.05 -3- Column A Increase in Stock Price From Award Date to Vesting Date (using average closing price of a share of the Company’s common stock for the 90-day period ending on each such date) Column B Percentage of Executive’s shares of Performance- Based Restricted Stock that Will Become Vested Less than $5 per share increase 0% $5 per share increase 25% (vest in 125,000 shares) $10 per share increase 50% (vest in 250,000 shares) $15 per share increase 75% (vest in 375,000 shares) $20 or more per share increase 100% (vest in 500,000 shares) (C) In addition, notwithstanding the provisions in (A) and (B) above, if the average closing price of a share of the Company’s common stock for any period of 180 consecutive days between the Award Date for the Performance-Based Restricted Stock and the Vesting Date exceeds the share price as of the Award Date by one of the stated marginal increase levels set forth in Column A above, and Executive remains employed by the Company throughout that 180-day period, then the number of shares of Performance-Based Restricted Stock in which Executive shall vest on the last day of that 180-day period shall be calculated as fifty percent (50%) of the corresponding applicable percentage set forth in the chart above. For example, if during the period after the Award Date but prior to the Vesting Date the closing price per share of the Company’s common stock

US.129930434.05 -4- increases by $5 over the price as of the Award Date and the average closing price per share over the following 180 consecutive days maintains that closing price per share increase, Executive shall become vested in 12.5% of the shares of Performance-Based Restricted Stock on the last day of that 180-day period (50% of the 25% figure from the chart). This separate vesting provision shall not apply to any increase in share price for which Executive has already received vesting credit (e.g., if Executive becomes entitled to 12.5% vesting due to a $5 average closing price per share increase for a 180-day period, and the stock price subsequently drops, the Executive is not entitled to any additional vesting for a subsequent closing price per share increase over that same $5 margin). (D) In the event of a Change in Control involving the Company during Executive’s employment with the Company and on or before the Vesting Date, Executive shall vest in all 500,000 shares of the Performance-Based Restricted Stock on the date of closing of the Change in Control transaction. For these purposes, "Change in Control" shall be as defined in the 2019 Incentive Plan except that, notwithstanding anything in that definition to the contrary, the Company’s sale or other divestiture of its oil business shall not, by itself, constitute a Change in Control for purposes of this Agreement. Further, this vesting provision shall not be applied to the extent Executive has already vested in a portion of the Performance-Based Restricted Stock associated with such dollar share price increase under subsection (C) above. (E) If Executive terminates employment prior to the Vesting Date due to death, Disability, termination without cause or termination for good reason, then Executive shall remain eligible to vest as of the Vesting Date in a portion of the shares of Performance-Based Restricted Stock, determined as follows: the share price of the Company’s common stock shall be determined as of the date of Executive’s termination of employment (using the average closing price of a share of the Company’s common stock for the 21-day period ending on the termination date); if such share price is higher than the share price on the Award Date, the vesting percentage from the chart corresponding to the share price increase shall be determined (which shall include linear interpolation to determine the applicable percentage for share price increases between the designated levels in the chart), then that percentage shall be prorated to reflect the portion of time Executive was employed between the Award Date and Vesting Date; and Executive shall become vested on the Vesting Date in the resulting percentage of shares of Performance-Based Restricted Stock. However, notwithstanding anything in the preceding sentence to the contrary, Executive is entitled to vesting in a percentage of his shares of Performance-Based Restricted Stock under this subsection (E) only if the share price as of the Vesting Date remains greater than or equal to the share price calculated above as of the date of Executive’s termination. For example, if Executive is terminated without cause one year after the

US.129930434.05 -5- Award Date and the share price of Company stock as of the time of Executive’s termination of employment is $7.50 greater than the initial price as of the Award Date, the figures in the chart will then be interpolated to determine the applicable percentage corresponding to the $7.50 increase (which is 37.5%, the percentage halfway between the percentages for $5 and $10 per share increases), and if the share price at the subsequent Vesting Date maintains at least that $7.50 increase, Executive would vest as of that Vesting Date in 9.375% of the shares of Performance-Based Restricted Stock (the 37.5% figure from the chart prorated to 25% because Executive worked 1 of the 4 years between Award Date and Vesting Date). After such a termination, except for this vesting provision, Executive shall be entitled to no further vesting in the Performance-Based Restricted Stock, and any non-vested shares of Performance-Based Restricted Stock shall be forfeited. Further, this vesting provision shall not be applied to the extent Executive has already vested in a portion of the Performance-Based Restricted Stock associated with such dollar share price increase under subsection (C) above. (c) Executive previously received an award of performance-based restricted stock subject to a January 31, 2021 vesting date under the prior provisions of Section 4.3(b) (the “Prior Award”). If on January 31, 2021 Executive vests in no additional shares of restricted stock under the Prior Award, the Company will grant to Executive 62,500 shares of restricted stock as of February 1, 2021 (the “Additional Time-Based Restricted Stock”). Such award of Additional Time-Based Restricted Stock shall be granted pursuant to and governed by the terms of the 2019 Incentive Plan and an award agreement in a form provided by the Company. If Executive remains employed by the Company under this Agreement through January 31, 2024, all shares of such Additional Time-Based Restricted Stock shall become vested. If Executive is not employed by the Company on January 31, 2024, none of the Additional Time-Based Restricted Stock shall become vested, and Executive shall have no further rights in any shares of such Additional Time-Based Restricted Stock. Notwithstanding the preceding provisions, in the event of a Change in Control (as defined is subsection (b) above) involving the Company during Executive’s employment with the Company and on or before January 31, 2024, all shares of such Additional Time-Based Restricted Stock shall become vested as of the date of closing of such Change in Control. 2. References to the term “Restricted Stock” in Sections 6.2, 6.3, 6.5, 6.6 and 6.8 of the Agreement shall be replaced with the term “Performance-Based Restricted Stock.” IN WITNESS WHEREOF, Executive and the Company have executed this Second Amendment, intending it to be effective as of the date first noted above. HERITAGE-CRYSTAL CLEAN, INC. EXECUTIVE By:__________________________________ ____________________________ Charles E. Schalliol Brian J. Recatto Brian RecattoCharles Schalliol * $")-)./$*)0( -ѷ  ш/с0/цш#( (сш. -!уш.